UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020 ( June 25, 2020 )

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pierre-André Terisse, the Chief Operating Officer and Chief Financial Officer of Coty Inc., a Delaware corporation (the “Company”), is entitled to receive a cash transaction bonus to be paid in recognition of his efforts in assisting the Company with its strategic transaction whereby an affiliate of Kohlberg Kravis Roberts & Co. L.P. will acquire 60% of the Professional and Retail Hair business, including the Wella, Clairol, OPI and ghd brands, as further described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2020. The first installment of $3,000,000 was paid to Mr. Terisse on June 25, 2020. The second installment of $2,000,000 will be paid to Mr. Terisse upon the closing of the transaction.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On June 25, 2020, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment amending the Amended and Restated Certificate of Incorporation, as amended, of the Company to increase the number of authorized shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), from 1,000,000,000 to 1,250,000,000 (the “Amendment”). As of the effectiveness of the Amendment, the Company has authority to issue 1,270,000,000 shares, consisting of 1,250,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock, par value $0.01 per share. The Amendment was approved by the Board of Directors of the Company at a meeting on May 10, 2020. On May 22, 2020, Cottage Holdco B.V. (“Cottage Holdco”) approved the Amendment acting by written consent in lieu of a special meeting of stockholders. Cottage Holdco held of record on the date of such approval 463,607,984 shares of Common Stock, representing approximately 60.75% of the issued and outstanding shares of Common Stock, and therefore more than the 50.1% majority voting power necessary to approve the Amendment.

The summary set forth above does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Coty Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date: June 25, 2020	By:	/s/ Pierre-André Terisse
	Name:	Pierre-André Terisse
	Title:	Chief Financial Officer